FINANCIAL INVESTORS TRUST Emerald Small Cap Value Fund Emerald Select trueLiberty Income Fund (each, a “Fund” and together, the “Funds”)

Supplement dated December 9, 2020
to each Fund’s Prospectus and Statement of Additional Information
 dated August 31, 2020, as supplemented

On December 8, 2020, the Board of Trustees (the “Board”) of Financial Investors Trust (the “Trust”), based upon the recommendation of Emerald Mutual Fund Advisers Trust (the “Adviser”), the investment adviser to the Funds, series of the Trust, has determined to close and liquidate the Funds. The Board concluded that it would be in the best interests of each Fund and each Fund’s respective shareholders that each Fund be closed and liquidated as series of the Trust, with an effective date on or about January 11, 2021 (the “Liquidation Date”).

The Board approved a Plan of Termination, Dissolution, and Liquidation (the “Plan”) that determines the manner in which each Fund will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund will be closed to new purchases effective as of the close of business on December 9, 2020. However, any distributions declared to shareholders of a Fund after December 9, 2020 and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of such Fund unless a shareholder specifically requests that such distributions be paid in cash. Although each Fund will be closed to new purchases as of the close of business on December 9, 2020, you may continue to redeem your shares of each Fund after December 9, 2020, as provided in the Prospectuses. Please note, however, that the Funds will be liquidating their securities portfolios between the close of business on December 9, 2020 and the Liquidation Date.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

All expenses incurred in connection with the transactions contemplated by the Plan will be paid for by the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE